Exhibit 10.2

Confidential Treatment Requested

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) is made as of the 30th day of November, 2012, by and among:

THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Company”),

EACH SUBSIDIARY OF THE COMPANY party hereto (together with the Company, individually, a “Borrower”, and collectively, the “Borrowers”),

NEIMAN MARCUS, INC., a Delaware corporation (“Holdings”),

the LENDERS party hereto,

BANK OF AMERICA, N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Agent”), and

BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Collateral Agents;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Borrowers, Holdings, the Lenders party thereto, the Agent and the Co-Collateral Agents have entered into a Second Amended and Restated Credit Agreement dated as of May 17, 2011 (the “Credit Agreement”);

WHEREAS, the Company has informed the Agent and the Lenders that the Loan Parties intend to increase the aggregate principal amount outstanding under the Senior Secured Term Loan Facility in the amount of $500,000,000 and, in connection therewith, apply certain proceeds therefrom (i) together with available cash, to redeem, through a tender offer and/or redemption or otherwise, all outstanding Senior Subordinated Notes and (ii) to pay necessary transaction fees and expenses in connection therewith (collectively, the “Transactions”); and

WHEREAS, the Loan Parties, the Agent, the Co-Collateral Agents and the Required Lenders have agreed to amend certain provisions of the Credit Agreement, on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.                                Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                                  Amendments to Article I.  The provisions of Article I of the Credit Agreement are hereby amended by as follows:

a.                                  The definition of ‘‘Term Loan Pari Passu Lien Obligations” in Section 1.01 is hereby amended by deleting “Second Amended Effective Date” therein and by substituting “2012 Amendment Effective Date” in its stead.

b.                                   The following new definition is hereby added to Section 1.01 in appropriate alphabetical order:

“2012 Amendment Effective Date” means November 30, 2012.

3.                                   Amendment to Article III.  The provisions of Article III of the Credit Agreement are hereby amended by deleting the first sentence of Section 3.19.

4.                                   Amendment to Article IV.  The provisions of Article IV of the Credit Agreement are hereby amended by inserting “(it being understood that, notwithstanding the foregoing or anything to the contrary set forth in the Security Agreement, the representations and warranties set forth in Sections 3.3 and 3.7 of the Security Agreement, the first sentence of Section 3.10 of the Security Agreement, and the first sentence of Section 3.12(a) of the Security Agreement, shall each be deemed to relate to the Effective Date and not to the date of such Borrowing or issuance, amendment, renewal or extension of such Letter of Credit)” immediately preceding the period at the end of Section 4.02(b).

5.                                   Amendment to Article V.  The provisions of Section 5.11 of the Credit Agreement are hereby amended by adding the following new clause (h) at the end thereof:

“(h)        Should any of the representations and warranties set forth in the Credit Agreement or Security Agreement become inaccurate or misleading in any material respect as a result of changes after the Effective Date to any information set forth on any of the Schedules to the Credit Agreement or Exhibits to the Security Agreement referenced therein, the Loan Parties may advise the Agent in writing of such revisions or updates as may be necessary or appropriate to update or correct the same (including pursuant to any updated Perfection Certificate or other Collateral Report delivered to the Agent hereunder), and delivery of such updated information (including any such delivery made prior to the 2012 Amendment Effective Date) shall be deemed to so update such Schedules or Exhibits, as applicable; provided that no supplement or revision to any such Schedule, Exhibit or representation shall be deemed the Secured Parties’ consent to the matters reflected in such updated Schedules, Exhibits or revised representations nor permit the Loan Parties to undertake any actions otherwise prohibited hereunder or fail to undertake any action required hereunder from the restrictions and requirements in existence prior to the delivery of such updated Schedules or Exhibits or such revision of a representation.”

6.                                   Amendments to Article VI.  The provisions of Article VI of the Credit Agreement are hereby amended as follows:

a.                                    Section 6.01(k) of the Credit Agreement is hereby amended by deleting “$2,060,000,000” therein and by substituting “$2,560,000,000” in its stead.

b.                                    Section 6.08(b)(xii) of the Credit Agreement is hereby amended by deleting “substantially  simultaneously  with” therein and by substituting “, in each case, within 35 days of” in its stead.

7.                                   Consent and Waiver.  Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby (a) consent to the Transactions and (b) waive (i) any provisions of Section 6.01(g), 6.10 or 6.11 of the Credit Agreement to the contrary and (ii) any Default or Event of Default arising from the issuance of the Indebtedness under the Senior Secured Term Facility Credit Agreement, and the use of the proceeds therefrom, in each case as contemplated by this First Amendment.

8.                                   Conditions to Effectiveness.  This First Amendment shall not be effective until each of the following conditions  precedent has been fulfilled to the satisfaction of (or waived by) the Agent:

a.                                 Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm (i) that all of the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects (other than any representation and warranty qualified by materiality, which shall be true and correct in all respects) on the date hereof, after giving effect to this First Amendment and the supplements  to certain Schedules to the Credit Agreement and Exhibits to the Security Agreement attached hereto as Schedule I (other than representations  and warranties which specifically relate to an earlier date), (ii) that the covenants therein contained, as amended hereby, continue in effect and (iii) that the Obligations are and continue to be, secured under the Collateral Documents.

b.                                   All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken.  The Agent shall have received from the Loan Parties true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

c.                                    The Agent shall have received an executed copy of the amendment to the Senior Secured Term Facility Credit Agreement entered into in connection with the Transactions.

d.                                   No Default or Event of Default shall have occurred and be continuing.

9.            Miscellaneous.

a.                                    The Borrowers shall reimburse the Agent for all reasonable and documented out of-pocket expenses incurred by the Agent in connection herewith, including, without limitation, reasonable and documented attorneys’  fees.

b.                                    This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page hereto by telecopy or e-mail of a PDF copy shall be effective as delivery of a manually executed counterpart hereof.

c.                                   This First Amendment and the Credit Agreement together shall constitute one agreement.  This First Amendment and the Credit Agreement together express the entire understanding of the parties with respect to the matters set forth herein and supersede all prior discussions or negotiations hereon.

d.                                  Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

e.                                    This First Amendment shall be construed, governed, and enforced pursuant to the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

THE NEIMAN MARCUS GROUP, INC., as Borrower

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President, Assistant General Counsel, Transactions & Compliance

NEIMAN MARCUS, INC., as Holdings

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President, Assistant General Counsel, Transactions & Compliance

NM FINANCIAL SERVICES, INC. NM NEVADA TRUST BERGDORFGOODMAN.COM, LLC BERGDORF GOODMAN, INC. NMGP, LLC, as Borrowers

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

[First Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Agent, as a Co-Collateral Agent and as a Lender

By:	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

REGIONS BANK, as a Co-Documentation Agent and as a Lender

By:	/s/ Daniel Wells
Name:	Daniel Wells
Title:	Attorney in Fact

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Collateral Agent and as a Lender

By:	/s/ Matthew N. Williams
Name:	Matthew N. Williams
Title:	Managing Director

HSBC BANK USA, N.A. as a Lender

By:	/s/ Brian J. Gingue
Name:	Brian J. Gingue
Title:	Vice President

SUNTRUST BANK, as Lender

By:	/s/ J. Matney Gornall
Name:	J. Matney Gornall
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Biana Sidanova
Name:	Biana Sidanova
Title:	Commercial Banking Officer

Flagstar Bank, FSB, as a Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Andrew Ray

Name:	Andrew Ray

Title:	Authorized Officer

Schedule I

Update to Schedule 1.01(b) of the Credit Agreement

Schedule 1.01(b) of the Credit Agreement is amended and restated to read as follows:

Immaterial Subsidiaries

Bergdorf Graphics, Inc.

NEMA Beverage Corporation

NEMA Beverage Holding Corporation

NEMA Beverage Parent Corporation

Worth Avenue Leasing Company

NMG Media, Inc.

BG Productions, Inc.

NM Bermuda, LLC

Neiman Marcus Bermuda, L.P.

NMG Asia Holdings Limited

NMG Asia Limited

NMG Global Mobility, Inc.

2

Update to Schedule 3.05(a) of the Credit Agreement

Schedule 3.05(a) of the Credit Agreement is supplemented to include the following:

I.                                 Real Estate Owned or Leased

The Neiman Marcus Group, Inc. (or “NMG”)

ADDRESS	CITY	STATE	ZIP	LESSOR(S) (IF APPLICABLE)

48400 Seminole Drive Suite #720	Cabazon	CA	92230	CPG Partners, LP

2905 District Ave, Suite 100	Fairfax	VA	22031	Eskridge (E&A), LLC

2315 Post Oak Blvd.	Houston	TX	77056	WMJK, Ltd

2880 Paragon Outlets Dr.	Livermore	CA	94551	Prime Outlets Livermore Valley, LLC

4758 East Mills Circle.	Ontario	CA	91764	Ontario Mills II Limited Partnership

1601 Preston Road, Suite K	Plano	TX	75093	Preston Shepard Retail LP

Fashion Outlet Way, Suite 2085	Rosemont	IL	60018	Fashion Outlets of Chicago, LLC

8058 Tysons Corner Center	McLean	VA	22102	Tysons Corner Holdings LLC

630 Old Country Rd.	Garden City	NY	11530	The Retail Property Trust

1000 South Main Street	Walnut Creek	CA	94596	Macerich Northwestern Associates

3

450 Centerpoint Blvd.	Pittston	PA	18640	Mericle 325 Research Drive, LLC

4

Update to Exhibit A of the Security Agreement

Exhibit A of the Security Agreement is updated as follows:

I.           Grantor’s Information

The following rows are deleted:

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number

Bergdorf Graphics, Inc.	New York	Corporation	NONE	13-2739271

Neiman Marcus Holdings, Inc.	California	Corporation	C0709696	95-2916032

NEMA Beverage Corporation	Texas	Corporation	114018600	75-2323412

NEMA Beverage Holding Corporation	Texas	Corporation	155791300	75-2849264

NEMA Beverage Parent Corporation	Texas	Corporation	155791400	75-2849260

Worth Avenue Leasing Company	Florida	Corporation	P98000080098	04-3435996

II.         Place of Business

The following rows are deleted:

Name of Grantor	Place of Business	Mailing Address

Bergdorf Graphics, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019

Neiman Marcus Holdings, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201

NEMA Beverage Corporation	Dallas, Texas	1618 Main Street Dallas,TX 75201

NEMA Beverage Holding Corporation	Dallas, Texas	1618 Main Street Dallas,TX 75201

NEMA Beverage Parent Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201

Worth Avenue Leasing Company	Dallas, Texas	1618 Main Street Dallas, TX 75201

5

III.        Locations of Collateral (other than Place of Business listed above)

The following rows are added under “(b) Properties Leased by The Neiman Marcus Group, Inc.”:

Property	Address	Landlord(s) Name(s)

Outlet Stores

Desert Hills Premium Outlets	48400 Seminole Drive Suite #720 Cabazon, CA 92230	CPG Partners, LP

Mosaic District	2905 District Ave, Suite 100 Fairfax, VA 22031	Eskridge (E&A), LLC

Houston Post Oak	2315 Post Oak Blvd. Houston, TX 77056	WMJK, Ltd

Prime Outlets Livermore	2880 Paragon Outlets Dr. Livermore, CA 94551	Prime Outlets Livermore Valley, LLC

Ontario Mills	4758 East Mills Circle. Ontario, CA 91764	Ontario Mills II Limited Partnership

Preston Shepard	1601 Preston Road, Suite K Plano, TX 75093	Preston Shepard Retail LP

Fashion Outlets of Chicago	Fashion Outlet Way, Suite 2085 Rosemont, IL 60018	Fashion Outlets of Chicago, LLC

Tyson’s Corner	8058 Tysons Corner Center McLean, VA 22102	Tysons Corner Holdings LLC

Full Line Stores

Roosevelt Field	630 Old Country Rd. Garden City, NY 11530	The Retail Property Trust

Walnut Creek	1000 South Main Street Walnut Creek, CA 94586	Macerich Northwestern Associates

Warehouse

Mericle Park (ECDC)	450 Centerpoint Blvd. Pittston, PA 18640	Mericle 325 Research Drive, LLC

6

Update to Exhibit D of the Security Agreement

Exhibit D to the Security Agreement is updated to include the following:

U.S. Trademarks

MARK	Int’l Class	SERIAL NO. REG. NO	FILED ISSUED	Owner/ Registrant

754	03	85/601,196	04/18/2012	NM Nevada Trust

LAST CALL STUDIO BY	35	85/388,741	08/03/2011	NM Nevada Trust
NEIMAN MARCUS		4,084,074	01/10/2012

MIDDAY DASH	35	85/529,736	01/31/2012	NM Nevada Trust
		4,209,448	9/18/2012

NM LUXURY	35	85/608,140	04/25/2012	NM Nevada Trust
ESSENTIALS

NM ON THE GO	35	85/335,987	06/02/2011	NM Nevada Trust

NMBUZZ	38	85/763,869	10/25/2012	NM Nevada Trust

NMESC	25	85/443,204	10/10/2011	NM Nevada Trust

Foreign Trademarks

China Trademark Applications/Registrations in the name of NM Nevada Trust

Mark	Int’l Class	App / Reg. No.	Filing Status
NEIMAN MARCUS	25	3280328	Registered

NEIMAN MARCUS	18	10293642	Application filed on 12 December 2011 Amendments filed on 23 July 2012 Review filed on 25 October 2012

NEIMAN MARCUS	25	10293640	Application filed on 12 December 2011 Amendment filed on 26 June 2012

NEIMAN MARCUS	35	10293641	Application filed on 12 December 2011 Review filed on 8 October 2012

NEIMANS	18	10293643	Application filed on 12 December 2011 Amendments filed on 23 July 2012

NEIMANS	25	10293655	Application filed on 12 December 2011 Amendment filed on 26 June 2012

NEIMANS	35	10293656	Application filed on 12 December 2011 Instructions to amend specification sent to China Sinda on 29 November 2012

NEIMANS	35	10505674	Application filed on 20 February 2012

NEIMANS	36	10505675	Application filed on 20 February 2012

NEIMANS	39	10505676	Application filed on 20 February 2012

NEIMAN MARCUS	36	10505669	Application filed on 20 February 2012

NEIMAN MARCUS	39	10505670	Application filed on 20 February 2012

(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	3	10652042	Application filed on 21 March 2012

(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	18	10652041	Application filed on 21 March 2012 Amendments filed on 29 November 2012

(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	25	10652040	Application filed on 21 March 2012 Amendments filed on 29 November 2012

(“nai man ma ku si”; Chinese version of	35	10652039	Application filed on 21 March 2012

7

NEIMAN MARCUS as used by the media)

(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	3	10652038	Application filed on 21 March 2012

(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	18	10652037	Application filed on 21 March 2012 Amendments filed on 29 November 2012

(“nai man”, NEIMAN in Chinese Characters based on the Chinese version used by the media)	25	10652036	Application filed on 21 March 2012

(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	35	10652035	Application filed on 21 March 2012

(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	3	10652034	Application filed on 21 March 2012

(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	18	10652033	Application filed on 21 March 2012

(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	25	10652032	Application filed on 21 March 2012

(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	35	10652031	Application filed on 21 March 2012

(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	3	10682113	Application filed on 27 March 2012

(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	18	10682112	Application filed on 27 March 2012

(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	25	10682111	Application filed on 27 March 2012

(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	35	10682110	Application filed on 27 March 2012

	35	10927908	Application filed on 17 May 2012

(“Ni Man” in Chinese Characters)	35	11199013	Application filed on 12 July 2012

(“Ni Man” in Chinese Characters)	9	11359014	Application filed on 16 August 2012

NEIMAN MARCUS	9	11359261	Application filed on 16 August 2012

BERGDORF GOODMAN	25	3013771	Registered

BERGDORF GOODMAN	18	10293638	Application filed on 12 December 2011 Amendments filed on 23 July 2012 Review filed on 8 October 2012

BERGDORF GOODMAN	35	10293639	Application filed on 12 December 2011 Review filed on 8 October 2012

BERGDORF	18	10293657	Application filed on 12 December 2011 Amendments filed on 26 June 2012 Further amendments filed on 19 September 2012

BERGDORF	25	10293658	Application filed on 12 December 2011 Amendments filed on 26 June 2012

BERGDORF	35	10293659	Application filed on 12 December 2011

BERGDORF	35	10505671	Application filed on 20 February 2012

BERGDORF	36	10505672	Application filed on 20 Februarv 2012

8

BERGDORF	39	10505673	Application filed on 20 February 2012

BERGDORF GOODMAN	36	10505667	Application filed on 20 February 2012

BERGDORF GOODMAN	39	10505668	Application filed on 20 February 2012

(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	3	10652030	Application filed on 21 March 2012

(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	18	10652029	Application filed on 21 March 2012

(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	25	10652028	Application filed on 21 March 2012

(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	35	10652027	Application filed on 21 March 2012

(“bo dao fu si”; BERGDORFS in Chmese characters based on the Chinese version used by the media)	3	10652026	Application filed on 21 March 2012

(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese vers1on used by the media)	18	10652025	Application filed on 21 March 2012

(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	25	10652024	Application filed on 21 March 2012

(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	35	10652023	Application filed on 21 March 2012

(“bo dao fu gu de man”; Chinese version of BERGDORF GOODMAN as used by the media)	25	10652022	Application filed on 21 March 2012

(“bo dao fu gu de man:”; Chinese version of BERGDORF GOODMAN as used by the media)	35	10652021	Application filed on 21 March 2012

	35	10927909	Application filed on 17 May 2012

BERGDORF GOODMAN	25	11186483	Application filed on 10 July 2012

BERGDORF GOODMAN	3	11199012	Application filed on 12 July 2012

BERGDORF GOODMAN	14	11199011	Application filed on 12 July 2012

(BAO GE in Chinese characters)	3	11199003	Application filed on 12 July 2012

(BAO GE in Chinese characters)	14	11199002	Application filed on 12 July 2012

(BAO GE in Chinese characters)	18	11199001	Application filed on 12 July 2012

(BAO GE in Chinese characters)	25	11199000	Application filed on 12 July 2012

(BAO GE in Chinese characters)	35	11198999	Application filed on 12 July 2012

(BAO GE in Chinese characters)	36	11198998	Application filed on 12 July 2012

(BAO GE in Chinese characters)	39	11198997	Application filed on 12 July 2012

	3	11198996	Application filed on 12 July 2012

	14	11198995	Application filed on 12 July 2012

	18	11198994	Application filed on 12 July 2012

9

	25	11198993	Application filed on 12 July 2012

	36	11198992	Application filed on 12 July 2012

	39	11198991	Application filed on 12 July 2012

BAO GE	3	11199010	Application filed on 12 July 2012

BAO GE	14	11199009	Application filed on 12 July 2012

BAO GE	18	11199008	Application filed on 12 July 2012

BAO GE	25	11199007	Application filed on 12 July 2012

BAO GE	35	11199006	Application filed on 12 July 2012

BAO GE	36	11199005	Application filed on 12 July 2012

BAO GE	39	11199004	Application filed on 12 July 2012

BERGDORF GOODMAN	9	11359015	Application filed on 16 August 2012

	9	11359016	Application filed on 16 August 2012

(BAO GE in Chinese characters)	9	11359017	Application filed on 16 August 2012

BAO GE	9	11359262	Application filed on 16 August 2012

Hong Kong Applications/Registrations in the name of NM Nevada Trust

Mark	Int’l Class	App /Reg. No	Filing Status
	25	19810069	Registered

NEIMAN MARCUS	42	199406034	Registered

NEIMAN MARCUS	3, 14, 16, 18, 25, 30, 35	302150568	Registered Original certificate of registration sent on 14 November 2012

NEIMANS	3, 14, 16, 18, 25, 30, 35	302150577	Registered Original certificate of registration sent on 14 November 2012

BERGDORF GOODMAN	16, 18, 25, 30, 35	302150595	Registered Original certificate of registration sent on 14 November 2012

BERGDORF	16, 18, 25, 30, 35	302150586	Registered Original certificate of registration sent on 14 November 2012

10

Update to Exhibit F of the Security Agreement

Exhibit F of the Security Agreement is updated as follows:

The following is deleted:

Grantor	Interest Issued	Record and Beneficial Owner	Percentage
Neiman Marcus Holdings, Inc.	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%

The Record and Beneficial Owner of Bergdorf Goodman, Inc. is The Neiman Marcus Group, Inc.

Securities Investment Accounts

The following items are deleted:

Securities Intermediary	Address	Fund Family	Account #
Total Tax-Exempt
JP Morgan Chase Bank, N.A.	2200 Ross Ave, 6th Floor Dallas, TX 75201 Michael Minahan 214-965-2737	[***]	[***]
Taxable
JP Morgan Chase Bank, N.A.	2200 Ross Ave, 6th Floor Dallas, TX 75201 Michael Minahan 214-965-2737	[***]	[***]

11

The following rows are added:

Securities Intermediary	Address	Fund Family	Account #
Total Tax-Exempt
JP Morgan Chase Bank, N.A.	383 MadisonAve., 3rd Fl. New York, NY 10179 James Griffin 212-834-2300	[***]	[***]
Taxable
JP Morgan Chase Bank, N.A.	383 Madison Ave., 3rd Fl. New York, NY 10179 James Griffin 212-834-2300	[***]	[***]

12